SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 9, 2005

Decatur First Bank Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-24139	58-2254289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1120 Commerce Drive
Decatur, Georgia 30030
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(404) 373-1000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 9, 2005, Decatur First Bank Group, Inc. (the "Company") issued a press release announcing its intent to engage in a going-private transaction. The transaction will provide for the payment of $17.50 per share in cash to record holders of 500 or fewer shares of its common stock. The press release describing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01.	Exhibits

    The following exhibit is filed as part of this report:

Exhibit	Description

99.1	Press release dated February 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECATUR FIRST BANK GROUP, INC.

Date: February 9, 2005	By:	/s/ Judy B. Turner
Judy B. Turner
Title: President and Chief Executive Officer